                                                                    Exhibit 10.2

                              YURIE SYSTEMS, INC.

                   NONSTATUTORY STOCK OPTION GRANT AGREEMENT



1.  PURPOSE.
    -------

     The purpose of this Agreement is to secure for Yurie Systems, Inc. and its shareholders the benefits arising from capital stock ownership by employees, officers, Directors and consultants who are expected to contribute to the future growth and success of the Company.



2.  DEFINITIONS.
    -----------

     (1)  "Agreement" means this Nonstatutory Stock Option Grant Agreement.

     (2)  "Board of Directors" means the Board of Directors of Yurie Systems,
          Inc.

     (3) "Change in Control" means "Change in Control" as defined in Section 2 of the Plan.

     (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (5) "Common Stock" means the common stock of Yurie Systems, Inc. having a par value of $0.01.

     (6) "Company" means Yurie and any entities that are Subsidiaries of Yurie or of which it is a Subsidiary.

     (7)  "Effective Date" means the date set forth in Schedule A hereof.

     (8) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (9) "Fair Market Value of the Common Stock" on a given date means the last reported sales price of the Common Stock on the NASDAQ (National) System, as reported in a national newspaper, on such date or on the nearest prior day on which trading of the Common Stock occurred on the NASDAQ (National) System or, if the stock is listed on a national stock exchange, the last reported sales price of the Common Stock on such exchange, as reported in a national newspaper, on such date or the nearest prior day on which trading of the Common Stock occurred on such exchange; provided that if the Common Stock is not registered with the Securities and Exchange Commission or there has been no trading of the Common Stock on or reasonably near and prior to the given date, it shall be the fair market value of the Common Stock on the given date as determined on such basis as the Board of Directors shall establish for the purpose.

     (10) "Merger Price" means, in the event of a merger described in Section 11 hereof, any cash payment that holders of Common Stock receive for each share of Common Stock surrendered in the merger.

     (11) "Officer" means a person who is an officer of the Company for purposes of Rule 16b-3.

     (12) "Option" means the option granted pursuant to the Plan and this Agreement to purchase Common Stock at the price set forth in Schedule A hereof.
          ----------

     (13) "Option Shares" means shares of Common Stock that may be purchased by the optionee, pursuant to the Plan and this Agreement.

     (14) "Option Term" means the period during which an Option is outstanding.

     (15) "Plan" means the Yurie Systems, Inc. 1996 Nonstatutory Option Plan, as amended from time to time.

     (16) "Pooling Transaction" means a "Pooling Transaction" as defined in
          Section 2 of the Plan.

     (17) "Rule 16b-3" means Rule 16b-3 under the Exchange Act of 1934, or any successor rule.

     (18) "Subsidiary" means, as to any entity, a corporation or other person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the entity. For purposes of this Section 2(18) a "person" means a person for purposes of Section 13(d) or 14(d) of the Exchange Act.

     (19) "Yurie" means Yurie Systems, Inc.



3.   GRANT OF OPTION.
     ---------------

     a.  Option Granted.  Yurie hereby grants to the undersigned optionee an
         --------------
Option to purchase shares of Common Stock in an amount and at a price set forth in Schedule A to this Agreement. This Option is a non-statutory option which is not intended to meet the requirements of Sections 422 of the Code.

     b.   Subject to the Plan.  This Option is issued pursuant to the Plan and
          -------------------
is subject to the terms and conditions of the Plan. In the event of any conflict between the terms of the Plan and this Agreement, the terms of the Plan shall supersede the Agreement.



4.  TERM AND EXERCISE.
    -----------------

     a.  Option Term.  The Option and all rights hereunder with respect thereto,
         -----------
to the extent such rights have not been exercised, shall terminate and become null and void after the expiration of 10 years from the Effective Date, if not terminated earlier pursuant to Section 7 hereof.

     b.  Exercise.  The Option shall become exercisable as follows:
         --------

          i.  General.  The initial grant made under this Agreement shall become
              -------
exercisable in installments, the optionee having the right to purchase the following number of Option Shares on or after the following dates, in cumulative fashion: (i) on the first day of the month beginning on or after the first anniversary of the Effective Date, up to one-fourth of the total number of Option Shares; (ii) on the first day of each of the succeeding 35 months, up to 1/48th of the total number of Option Shares;
(iii) on the first day of the 36th succeeding month, any remaining Option Shares. If the division of a number of shares pursuant to the preceding sentence results in a fractional number of shares, such fractional number shall be rounded off to the nearest integer. The optionee may purchase fewer than the total number of Option Shares with respect to which the Option is exercisable, provided that no partial exercise of the Option may be for any fractional shares.

     Any subsequent grant under this Option shall become exercisable as shown in Schedule A.
-----------

          ii.   Change in Control.  Notwithstanding anything contained in the
                -----------------
Plan or this Agreement to the contrary, in the event of a Change in Control, the Option shall become exercisable in full immediately prior to such Change in Control.

5.  EXERCISE PROCEDURE.
    ------------------

     a.  General.  Subject to the conditions set forth in this Agreement, the
         -------
Option shall be exercised by the optionee's delivery of written notice of exercise to Yurie, specifying the number of Option Shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full. Such exercise shall be effective upon receipt by the Yurie of such written notice together with the required payment.

     b.  Method of Payment.
         --------------------
          i.  Cash or Stock Owned by Optionee.  Payment of the purchase price
              -------------------------------
for shares purchased upon exercise of the Option shall be made by delivery to Yurie of cash or a check to the order of Yurie Systems, Inc. in an amount equal to the purchase price of such shares, or by delivery to Yurie of shares of Common Stock then owned by the optionee having a Fair Market Value on the date of delivery of such shares equal in amount to the purchase price of the Option Shares, or by any combination of such methods of payment. Provided, however, that if the optionee is an Officer or Director and such Officer or Director elects to make payment by delivery to Yurie of shares of Common Stock, such election must be approved in advance by the Board of Directors.

          ii.  Other Cashless Exercise Procedures. The Option also may be
               ----------------------------------
exercised through a registered broker-dealer or through such other cashless exercise procedures that are, from time to time, established by the Board of Directors.

     c.  Delivery of Shares in Payment of Purchase Price.  If the optionee
         -----------------------------------------------
purchases some or all of the Option Shares by delivery of shares of Common Stock, the certificate or certificates representing the shares of Common Stock to be delivered shall be duly executed in blank by the optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to Yurie. Fractional shares of Common Stock will be accepted in payment of the purchase price of shares acquired upon exercise of the Option.

     d.  Delivery of Shares of Common Stock.  Upon payment of the purchase price
         ----------------------------------
by the optionee, Yurie shall make prompt delivery to the optionee of the number of Option Shares purchased and paid for, provided that if any law or regulation requires Yurie to take any action with respect to such shares before the issuance thereof, the date of delivery of such shares shall be extended for the period necessary to complete such action.


6.  TRANSFERABILITY OF OPTIONS.
    --------------------------

     a.  General.  Except as set forth in Section 6(b), the Option is personal
         -------
and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of Yurie, become null and void.

     b.  Certain Transfers Permitted.  The Option may be transferred pursuant to
         ---------------------------
a domestic relations order (as defined in Section 414(p) of the Code) or, in the event of the optionee's death, by will or the laws of descent and distribution. During the lifetime of the optionee, the Option shall be exercisable only by the optionee or, if the optionee becomes incompetent, by a guardian or other person duly authorized by law to administer the optionee's assets or by a party to whom the Option is transferred by such a domestic relations order. If the Option is so transferred to, or becomes exercisable by, another person than the optionee, the terms of this Option Agreement shall be final, binding and conclusive upon such other person.


7.  TERMINATION OF EMPLOYMENT.
    -------------------------

     a.  Continuous Relationship Required.  Except as otherwise provided herein,
         --------------------------------
the Option may not be exercised unless, at the time the Option is exercised, the optionee has at all times since the Effective Date been an employee, officer, Director or consultant of the Company.

     b.  Exercise Period Upon Death or Disability.  To the extent that the
         ----------------------------------------
Option was outstanding and exercisable on the date of the optionee's death or on the date of the optionee's termination of service with the Company due to disability (within the meaning of Section 22(e)(3) of the Code), the Option may be exercised by the optionee or by a person who acquires the right to exercise such Option by reason of the death of the optionee, provided that the exercise occurs both within the shorter of the remaining Option Term and one (1) year after the optionee's death or termination of employment or service.

     c.  Employment Agreement.  Notwithstanding the provisions of Sections 7(a)
         --------------------
and (b) above, if that certain Employment Agreement by and between the Company and the optionee, dated as of even date herewith (the "Employment Agreement") is terminated for any reason other than (i) a "Voluntary Termination" by the "Executive" (as such terms are defined in the

Employment Agreement) pursuant to Section 7(d) of the Employment Agreement or
(ii) a termination for "Cause" (as defined in the Employment Agreement) by the Company pursuant to Section 7(b) of the Employment Agreement, then any options from the grant made as of April 30, 1997 (the "initial options") that are not then exercisable by the Executive shall vest immediately and become exercisable at their initial purchase price. In any case other than Voluntary Termination by the Executive of the Employment Agreement, the Executive shall have the same period for exercising all unexercised initial options as if the Executive had remained an employee, officer, Director or consultant of the Company for the entirety of the Option Term of the initial options.


8.  RIGHTS TO WORK PRODUCT AND NON-COMPETE AGREEMENT.
    ------------------------------------------------

     a.  Work Product.  In consideration for the granting of the Option pursuant
         ------------
to this Agreement, the optionee hereby grants to the Company the entire and exclusive right, title, and interest in and to the optionee's work product related to his service to the Company as an employee, officer or consultant, including the following:

     (i) all original technical data or written material prepared for the Company;

     (ii) all ideas, concepts, know-how, or techniques relating to such technical data or written material; and

     (iii) all inventions, discoveries, or improvements, including ideas, concepts, know-how, or techniques relating to the software industry that were (a) developed during the period the optionee was an employee or officer of, or consultant to, the Company or (b) conceived or originated by the optionee solely or jointly with others: (1) at the Company's request or expense; (2) in the course of the optionee's service to the Company as an employee, officer or consultant; or (3) based on knowledge or information obtained from the Company during the course of such service.

The optionee will promptly communicate and disclose to the Company all such information, inventions, discoveries, and improvements. If requested by the Company, the optionee also shall execute all papers necessary to assign such information, inventions, discoveries and improvements to the Company free of encumbrances and restrictions. All such assignments shall include the patent rights, if any, in the United States and all foreign countries.

     b.  Non-Competition.  In addition, for a period of one year from the time
         ---------------
the optionee's employment or service as an employee, officer or consultant with the Company terminates, the optionee shall not work for any business, corporation, joint venture, partnership, or other entity (as an owner, employee, consultant, independent contractor, or investor) engaged in providing the same or similar services as the Company to the same or similar customers as the Company. In no event during said one-year term shall the optionee solicit customers of the Company, inform customers of the Company of the name and location of his new place of employment or work, and/or do any work, in any capacity whatsoever, for any customers of the Company.

     c.  Enforcement.  If the optionee violates this Section 8, any unexercised
         -----------
portion of the Option shall, at the discretion of the Board of Directors, immediately terminate and be void, and the Company shall be entitled to obtain injunctions enforcing this provision, to money damages and to such other remedies as may be available.

     The parties agree that they have attempted to limit the optionee's right to compete only to the extent necessary to protect the Company from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope of enforceability of this restrictive covenant is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it believes to be reasonable under the circumstances existing at that time.

     The optionee recognizes that the covenant not to compete and the granting to the Company of the optionee's work product as defined above are an integral part of this Agreement without which the Company could not afford to grant the Option granted herein.


9.   ADDITIONAL PROVISIONS.
     ---------------------

     a.  Acceleration.  The Board of Directors may, in its sole discretion:  (i)
         ------------
accelerate the date or dates on which the Option may be exercised; or (ii) extend the dates during which the Option may be exercised; provided, however, that no such acceleration or extension shall be permitted if it would cause the Option to fail to comply with Rule 16b-3 or to satisfy the requirements of
Section 162(m)(4)(C) of the Code (relating to performance-based compensation).

     b.  Cancellation and New Grant of Options.  The Board of Directors shall
         -------------------------------------
have the authority to effect, at any time and from time to time, with the consent of the optionee: (i) the cancellation of the Option and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Option; or

(ii) the amendment of the terms of this Agreement to provide an Option price which is higher or lower than the then-current Option price of such outstanding Option. No cancellation or amendment of the Option will be made, however, to the extent it would cause the Option to fail to satisfy the requirements of Rule 16b-3 or of Section 162(m)(4)(C) (relating to performance-based compensation).


10.    RECAPITALIZATIONS AND RELATED TRANSACTIONS BY YURIE.
       ---------------------------------------------------

a.  General.  If, through or as a result of any merger, consolidation,  sale of
    -------
all or substantially all of the assets of Yurie, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock-split or other similar distribution with respect to the outstanding shares of Common Stock or other securities, (i) the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities of Yurie or (ii) additional shares or new or different shares or other securities of Yurie or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the number and kind of shares or other securities subject to the Option, and (y) the price for each share subject to the Option, without changing the aggregate purchase price as to which the Option remains exercisable.

b.  Board Authority to Make Adjustments.  Adjustments under this Section will be
    -----------------------------------
made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Option on account of any such adjustments.

11.    MERGER, CONSOLIDATION, ASSET SALE, OR LIQUIDATION OF YURIE.
       ----------------------------------------------------------

       Subject to the provisions of Section 4(b)(ii) regarding Change in Control transactions, in the event of a merger, consolidation or reorganization of the stock, business or assets of Yurie or a sale of all or substantially all of the stock, business or assets of Yurie in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of Yurie, the Board of Directors, or the board of directors of any corporation assuming the obligations of Yurie, may, in its discretion, take any one or more of the following actions as to the unexercised portion of the Option: (i) provide that the Option shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionee, provide that the Option will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified number of days following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionee equal to the difference between (X) the Merger Price times the number of shares of Common Stock subject to the Option (to the extent exercisable at prices not in excess of the Merger Price) and (Y) the aggregate exercise price of the Option in exchange for the termination of such Option, and (iv) provide that the Option shall become exercisable in full immediately prior to such event. In any such case, the

Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.


12.    RIGHTS AS A SHAREHOLDER.
       -----------------------

       The optionee shall have no rights as a shareholder with respect to any shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to the optionee. Except as Section 10 provides, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


13.  NO SPECIAL EMPLOYMENT OR OTHER RIGHTS.
     -------------------------------------

     Nothing contained in this Agreement shall confer upon the optionee any right with respect to the continuation of the optionee's employment or service as a Director or consultant by the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the optionee.

14.  OTHER BENEFITS.
     --------------

     Except as to plans which by their terms include such amounts as compensation, or as specifically determined by the Board of Directors, or as specifically determined by the Board of Directors, neither the amount of any compensation deemed to be received by the optionee as a result of the exercise of the Option nor the sale of shares received upon such exercise will constitute compensation with respect to which any other employee or fringe benefits of the optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan.

15.  WITHHOLDING.
     -----------

     a. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee (or secure payment from the optionee in lieu of such deduction) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of the Option. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The Common Stock so delivered or withheld shall have a Fair Market Value on the date delivered or withheld equal to such withholding obligation.

     b. Notwithstanding the foregoing, in the case of an officer, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

16.  POOLING TRANSACTIONS.
     --------------------

     In the event of a Change in Control which also is intended to constitute a Pooling Transaction, the Board of Directors shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by Yurie to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to the Option, (ii) providing that the payment or settlement in respect of the Option be made in the form of cash, shares or securities of a successor or acquirer of Yurie, or a combination of the foregoing, and (iii) providing for the extension of the Option Term to the extent necessary to accommodate the foregoing.


17.    AMENDMENT AND TERMINATION OF THE PLAN.
       -------------------------------------

       In the event that, pursuant to Section 18 of the Plan, the Plan is terminated, modified, or amended, the termination, modification or amendment of the Plan shall not adversely affect the rights of the optionee under this Agreement. However, the Board of Directors may, with the consent of the optionee, amend this Agreement in a manner not inconsistent with the Plan. Notwithstanding the preceding sentences of this Section:

       a. The Board of Directors shall have the right to amend or modify the terms and provisions of this Agreement to the extent necessary to ensure the qualification of the Option under Rule 16b-3 or Section 162(m)(4)(C) of the Code (relating to performance-based compensation); and

       b. No amendment to this Agreement will take effect to the extent the amendment would cause the Option to fail to satisfy the requirements of Rule 16b-3 or Section 162(m)(4)(C) of the Code (relating to performance-based compensation).


18.  DELEGATION.
     ----------

     The Board of Directors (i) may, as provided in Section 3(c) of the Plan, and (ii) shall, as required, by Section 4(c) of the Plan, delegate any or all of its powers under this Agreement to a committee appointed by the Board of Directors, and if a committee is so appointed, all references to the Board of Directors in this Agreement shall mean and shall relate to such committee.


19.  NOTICE.
     ------

     All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.


20.  GOVERNING LAW.
     -------------

     The provisions of this Agreement shall be interpreted in a manner consistent with all applicable law, including the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

21.  ENTIRE AGREEMENT.
     ----------------
This Agreement and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter continued herein.

                                          YURIE SYSTEMS, INC.
                                          -------------------



Date:         4/30/97                   By:   /s/ Jeong H. Kim
     --------------------------             -------------------------------
                                        Address:  8301 Professional Place
                                                  Landover, Maryland  20785



                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Non Statutory Stock Option Plan.


                                 OPTIONEE


Date:         4/30/97                    /s/ Harry J. Carr
     --------------------------         ------------------------------------
                                 Address     9 Laurelwood Drive
                                        ------------------------------------
                                             Bernardville, NJ
                                        ------------------------------------

                              SCHEDULE A
                              ----------



                     Total Number of
Effective Date of    Shares for Which    Option Price Per                       Options Vesting
 Grant              Option is Granted         Share           Vesting Dates     on Vesting Date
-----------------   -----------------    -----------------    --------------    ---------------

Initial Grant
----------------
April 30, 1997           1,000,000            $9.625          May 1, 1998         250,000
                                                              June 1, 1998 and     20,834
                                                              each first day of   on June 1, 1998 and
                                                              the succeeding      on each month thereafter
                                                              35 months           through April 1, 2001
                                                                                  and the balance (20,810)
                                                                                  on May 1, 2001
Subsequent Grant
----------------





Yurie Systems, Inc.

By:  /s/ Jeong H. Kim
     ------------------------------
Title:   Chairman & CEO                 Date: May 29, 1997
        ---------------------------          --------------------------
Optionee:
---------

/s/ Harry J. Carr
------------------------------
Signature

Harry J. Carr
------------------------------          Date: May 29, 1997
Name                                         --------------------------